MERRILL LYNCH
                                                                 CALIFORNIA
                                                                 INSURED
                                                                 MUNICIPAL
                                                                 BOND FUND

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 August 31, 1998

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment

Long-term tax-exempt bond yields declined slightly during the six months ended August 31, 1998. Throughout most of this year, foreign economic factors have continued to outweigh US domestic fundamentals. Thus far this year, the near absence of inflationary pressures in the United States continued to support low interest rates. Consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board would be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. However, the weakening financial conditions in many Asian countries, combined with the currency devaluation in Russia, calmed investor concerns of Federal Reserve Board intervention, and fixed-income bond prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 10 basis points (0.10%) to end the August quarter at 5.26%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp US equity market correction at the end of August triggered an additional flight into US Treasury securities. Long-term US Treasury bond yields declined approximately 70 basis points to end the August quarter at 5.21%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. To a large extent, these supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, nearly $150 billion in new tax-exempt bonds were underwritten, an increase of about 40% compared to the same period a year ago. During the most recent three months, municipalities issued almost $75 billion in new securities, an increase of nearly 25% compared to the same three-month period in 1997.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 bilion-$225 billion range. These estimates suggest that recent supply pressures, which have lessened recently, are likely to abate later in the year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth in the first half of 1998 by as much as 2%. Since further trade deterioration is likely in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At August 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Fiscal Year in Review

During the fiscal year ended August 31, 1998, the municipal marketplace was characterized by rather restricted price movements within certain identifiable trading ranges. A combination of several positive technical and economic factors contributed to an environment where the fixed-income markets,

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

particularly the tax-exempt market, reached historically low levels of nominal interest rates.

Our strategy during the fiscal year was to strive to remain fully invested, taking advantage of any dips in market price to position the Fund more aggressively. The challenge over the past 12 months has been to identify which periods constituted market retracements in an effort to concentrate the Fund's buying power during these events, whether through the rather ample 1997-1998 new-issue calendar, or through the secondary marketplace. During April and May 1998, when such a period did arise, we utilized a temporary backup in interest rates to position the Fund more aggressively.

Throughout the 12-month period ended August 31, 1998, we invested in higher-yielding municipal securities that were within the Fund's credit standards to seek to maintain an attractive level of tax-exempt income. By fiscal year-end, with long-term municipal yields nearing 5%, we sold some of the Fund's more aggressively structured discount securities. Proceeds of these sales were concentrated in cash reserves or used to purchase less interest rate-sensitive, income-oriented holdings. Although the fundamental economic backdrop for the marketplace is still quite supportive, we would expect the municipal market to participate only marginally in any further price gains. As a result of these strategies, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +7.79%, +7.35%, +7.25% and +7.68%, respectively, for the 12-month period ended August 31, 1998.

Looking ahead, we expect to follow a slightly less aggressive strategy, since substantial future price gains are unlikely, barring a drastic change in investor expectations regarding the performance of fixed-income securities in the current low interest rate environment. Consequently, we expect to remain focused on seeking to deliver a high level of current income without sacrificing credit quality.

In Conclusion

We appreciate your investment in Merrill Lynch California Insured Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

September 28, 1998

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                    Standardized
                                                         12 Month       3 Month    Since Inception  30-Day Yield
                                                       Total Return  Total Return   Total Return    As of 8/31/98
=================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares  +7.79%        +2.42%         +40.09%         3.83%
-----------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares  +7.35         +2.38          +36.38          3.49
-----------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares  +7.25         +2.26          +36.36          3.39
-----------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class D Shares  +7.68         +2.39          +39.19          3.74
=================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are Class A & Class B Shares, 2/26/93 and Class C & Class D Shares, 10/21/94.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                             2/26/93**    8/98

ML California Insured Municipal Bond Fund+--Class A Shares*   $9,600     $13,448
ML California Insured Municipal Bond Fund+--Class B Shares*   $10,000    $13,638
Lehman Brothers Municipal Bond Index++                        $10,000    $14,223

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                            10/21/94**    8/98

ML California Insured Municipal Bond Fund+--Class C Shares*   $10,000    $13,636
ML California Insured Municipal Bond Fund+--Class D Shares*   $9,600     $13,363
Lehman Brothers Municipal Bond Index++                        $10,000    $14,050

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of Operations.
+ ML California Insured Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares graph is 2/28/93 and in the Class C and Class D Shares graph is 10/31/94.
      Past performance is not predictive of future performance.

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                  +7.78%           +3.47%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                            +6.25            +5.38
--------------------------------------------------------------------------------
Inception (2/26/93) through 6/30/98                 +6.14            +5.33
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                    % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                  +7.24%           +3.24%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                            +5.71            +5.71
--------------------------------------------------------------------------------
Inception (2/26/93) through 6/30/98                 +5.60            +5.60
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                  +7.13%           +6.13%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98                +8.23            +8.23
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                                  +7.67%           +3.37%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98                +8.81            +7.62
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
=================================================================================================================================
California--101.4%
=================================================================================================================================
AAA      Aaa      $2,500   Alameda County, California, COP (Alameda County Medical Center Project ), 5.30%
                           due 6/01/2026 (d)                                                                             $  2,544
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Anaheim, California, Public Financing Authority, Tax Allocation Revenue Bonds, RITES,
                           8.97% due 12/28/2018 (d)(e)                                                                      1,301
---------------------------------------------------------------------------------------------------------------------------------
AA-      Aa        1,965   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026                   2,134
---------------------------------------------------------------------------------------------------------------------------------
                           California Health Facilities Financing Authority Revenue Bonds:
A1+      VMIG1+    2,130     (Adventist Hospital), VRDN, Series A, 3.50% due 9/01/2028 (a)(d)                               2,130
A1+      VMIG1+      300     (Adventist Hospital), VRDN, Series B, 3.50% due 9/01/2028 (a)(d)                                 300
AAA      Aaa       4,000     RITR, Series 17, 6.87% due 8/15/2030 (d)(e)                                                    4,289
A1+      VMIG1+      200     Refunding (Saint Joseph Health System), VRDN, Series B, 3.50% due 7/01/2013 (a)                  200
AAA      Aaa       2,000     (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (d)                               2,199
---------------------------------------------------------------------------------------------------------------------------------
A1+      NR*       1,100   California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric Co.),
                           VRDN, Series F, 3.50% due 11/01/2026 (a)                                                         1,100
---------------------------------------------------------------------------------------------------------------------------------
                           California State Economic Development Financing Authority Revenue Bonds (California
                           Independent Systems Project), VRDN (a):
A1+      VMIG1+    1,450     Series A, 3.15% due 4/01/2008                                                                  1,450
A1+      VMIG1+    1,500     Series C, 3.75% due 4/01/2008                                                                  1,500
---------------------------------------------------------------------------------------------------------------------------------
                           California State Public Works Board, Lease Revenue Bonds, Series A (f):
A        Aaa       2,000     (Department of Corrections--Monterey County Soledad II), 7% due 11/01/2004                     2,372
AAA      Aaa       2,000     (Various University of California Projects), 6.40% due 12/01/2002 (b)                          2,244
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,705   Contra Costa County, California, Public Financing Authority, Lease Revenue Refunding Bonds
                           (Various Capital Facilities), Series A, 5.30% due 8/01/2020 (d)                                  2,792
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,200   Cucamonga County, California, Water District Facilities Refinancing Bonds, COP, 6.50%
                           due 9/01/2022 (c)                                                                                1,307
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Culver City, California, Redevelopment Finance Authority, Tax Allocation Revenue Refunding
                           Bonds, 4.60% due 11/01/2020 (b)                                                                  2,831
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,600   Glendale, California, Unified School District, Series B, 5.125% due 9/01/2023 (g)                2,610
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Industry, California, Urban Development Agency Refunding Bonds (Transportation District
                           Industrial Redevelopment Project 2), 6.50% due 11/01/2016 (d)                                    2,766
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue Bonds,
                           RITR, Series 21, 6.87% due 8/15/2018 (e)                                                         2,108
---------------------------------------------------------------------------------------------------------------------------------
A+       Aa3       4,000   Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding
                           Bonds, 6.375% due 2/01/2020                                                                      4,335
---------------------------------------------------------------------------------------------------------------------------------
                           Los Angeles, California, Harbor Department Revenue Bonds, AMT:
AAA      Aaa       2,000     RITR, Series 7, 8.495% due 11/01/2026 (d)(e)                                                   2,481
AAA      Aaa       2,000     Series B, 6.625% due 8/01/2019 (b)                                                             2,194
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
INFLOS    Inverse Floating Rate Municipal Bonds
PCR       Pollution Control Revenue Bonds
RITES     Residual Interest Tax-Exempt Securities
RITR      Residual Interest Trust Receipts
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
=================================================================================================================================
California (concluded)
=================================================================================================================================
AAA      Aaa      $2,000   Modesto, California, Irrigation District Financing Authority, Revenue Refunding Bonds
                           (Domestic Water Project), Series D, 4.75% due 9/01/2022 (b)                                   $  1,927
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Monterey County, California, COP (Natividad Medical Center Improvement), Series E,
                           4.75% due 8/01/2025 (d)                                                                          1,916
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,140   Mount Diablo, California, Unified School District, Community Facilities--Special District Tax
                           No. 1, 6.30% due 8/01/2022 (b)                                                                   2,348
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Mountain View, California, Capital Improvements Financing Authority Revenue Bonds
                           (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                                           2,718
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,500   Northern California Public Power Agency, Revenue Refunding Bonds (Hydroelectric Project
                           No. 1), Series A, 6.25% due 7/01/2012 (d)                                                        3,832
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Northern California, Transmission Revenue Bonds, RITR, Series 16, 6.62% due 5/01/2020 (d)(e)     2,065
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)                  3,463
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,400   Pittsburg, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Los Medanos
                           Community Development Project), 5.50% due 8/01/2007 (c)                                          1,491
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Sacramento, California, Municipal Utility District, Electric Revenue Bonds, INFLOS,
                           9.071% due 8/15/2018 (c)(e)                                                                      2,383
---------------------------------------------------------------------------------------------------------------------------------
                           San Francisco, California, City and County Airport Commission, International Airport Revenue
                           Bonds, Second Series:
AAA      Aaa       5,000     Issue 15B, 4.50% due 5/01/2028 (d)                                                             4,630
AAA      Aaa       3,750     Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                                    4,126
AAA      Aaa       2,500     Refunding, Issue 2, 6.75% due 5/01/2020 (d)                                                    2,820
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   Saratoga, California, Unified School District, UT, Series A, 5.375% due 9/01/2017 (c)            1,569
---------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    1,500   Southern California Public Power Authority, Revenue Refunding Bonds (Southern
                           Transmission Project), VRDN, 2.25% due 7/01/2019 (a)                                             1,500
---------------------------------------------------------------------------------------------------------------------------------
                           Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant Expansion),
                           Series A (c)(f):
AAA      Aaa       2,500     6.70% due 9/01/2004                                                                            2,915
AAA      Aaa       2,500     6.80% due 9/01/2004                                                                            2,929
---------------------------------------------------------------------------------------------------------------------------------
                           University of California Revenue Bonds (d):
AAA      Aaa       3,685     (Multiple Purpose Projects), Series D, 6.30% due 9/01/2002 (f)                                 4,100
AAA      Aaa       1,100     RITR, Series 13, 8.87% due 9/01/2019 (e)                                                       1,353
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$89,796)--101.4%                                                                                  95,272
Liabilities in Excess of Other Assets--(1.4%)                                                                              (1,286)
                                                                                                                         --------
Net Assets--100.0%                                                                                                        $93,986
                                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1998.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1998.
(f)   Prerefunded.
(g)   FSA Insured.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1998

Assets:              Investments, at value (identified cost--$89,795,561) (Note 1a) ...............                $ 95,271,553
                     Cash .........................................................................                      62,455
                     Receivables:
                       Interest ...................................................................  $ 1,249,494
                       Beneficial interest sold ...................................................      263,288      1,512,782
                                                                                                     -----------
                     Prepaid registration fees and other assets (Note 1e) .........................                      18,312
                                                                                                                   ------------
                     Total assets .................................................................                  96,865,102
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased .......................................................    2,598,189
                       Beneficial interest redeemed ...............................................       77,963
                       Dividends to shareholders (Note 1f) ........................................       70,962
                       Investment adviser (Note 2) ................................................       39,654
                       Distributor (Note 2) .......................................................       28,794      2,815,562
                                                                                                     -----------
                     Accrued expenses and other liabilities .......................................                      63,973
                                                                                                                   ------------
                     Total liabilities ............................................................                   2,879,535
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...................................................................                $ 93,985,567
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ............................................................                $    118,742
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ............................................................                     633,496
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ............................................................                      43,042
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ............................................................                      95,953
                     Paid-in capital in excess of par .............................................                  88,484,691
                     Accumulated realized capital losses on investments--net (Note 5) .............                    (866,349)
                     Unrealized appreciation on investments--net ..................................                   5,475,992
                                                                                                                   ------------
                     Net assets ...................................................................                $ 93,985,567
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $12,520,426 and 1,187,422 shares
                     of beneficial interest outstanding ...........................................                $      10.54
                                                                                                                   ============
                     Class B--Based on net assets of $66,804,025 and 6,334,960 shares
                     of beneficial interest outstanding ...........................................                $      10.55
                                                                                                                   ============
                     Class C--Based on net assets of $4,536,704 and 430,419 shares
                     of beneficial interest outstanding ...........................................                $      10.54
                                                                                                                   ============
                     Class D--Based on net assets of $10,124,412 and 959,525 shares
                     of beneficial interest outstanding ...........................................                $      10.55
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

Statement of Operations

                                                                                                             For the Year Ended
                                                                                                                August 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned .....................                $  5,067,158
(Note 1d):
-------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ............................................  $   502,296
                     Account maintenance and distribution fees--Class B (Note 2) ..................      336,037
                     Accounting services (Note 2) .................................................       68,135
                     Registration fees (Note 1e) ..................................................       55,730
                     Professional fees ............................................................       55,400
                     Account maintenance & distribution fees--Class C (Note 2) ....................       29,896
                     Transfer agent fees--Class B (Note 2) ........................................       20,814
                     Custodian fees ...............................................................       12,592
                     Printing and shareholder reports .............................................       10,820
                     Account maintenance fees--Class D (Note 2) ...................................        7,024
                     Trustees' fees and expenses ..................................................        6,262
                     Amortization of organization expenses (Note 1e) ..............................        5,580
                     Pricing fees .................................................................        5,485
                     Transfer agent fees--Class A (Note 2) ........................................        3,021
                     Transfer agent fees--Class D (Note 2) ........................................        1,776
                     Transfer agent fees--Class C (Note 2) ........................................        1,591
                                                                                                     -----------
                     Total expenses before reimbursement ..........................................    1,122,459
                     Reimbursement of expenses (Note 2) ...........................................       (6,357)
                                                                                                     -----------
                     Total expenses after reimbursement ...........................................                   1,116,102
                                                                                                                   ------------
                     Investment income--net .......................................................                   3,951,056
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ............................................                   1,946,789
Unrealized Gain on   Change in unrealized appreciation on investments--net ........................                     614,862
Investments--Net                                                                                                   ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations .........................                $  6,512,707
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                              August 31,
                                                                                                     --------------------------
Increase (Decrease) in Net Assets:                                                                       1998          1997
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .......................................................  $  3,951,056  $  4,404,297
                     Realized gain on investments--net ............................................     1,946,789     1,351,724
                     Change in unrealized appreciation on investments--net ........................       614,862     2,532,891
                                                                                                     ------------  ------------
                     Net increase in net assets resulting from operations .........................     6,512,707     8,288,912
                                                                                                     ------------  ------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders           Class A ....................................................................      (573,903)     (695,974)
(Note 1f):             Class B ....................................................................    (2,846,254)   (3,248,319)
                       Class C ....................................................................      (206,008)     (228,905)
                       Class D ....................................................................      (324,891)     (231,099)
                                                                                                     ------------  ------------
                     Net decrease in net assets resulting from dividends to shareholders ..........    (3,951,056)   (4,404,297)
                                                                                                     ------------  ------------
-------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions .....      (633,889)   (8,506,453)
Transactions                                                                                         ------------  ------------
(Note 4):
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ......................................     1,927,762    (4,621,838)
                     Beginning of year ............................................................    92,057,805    96,679,643
                                                                                                     ------------  ------------
                     End of year ..................................................................  $ 93,985,567  $ 92,057,805
                                                                                                     ============  ============
-------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

Financial Highlights

                                                                                        Class A
The following per share data and ratios have been derived    -------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended August 31,
                                                             -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         1998         1997        1996          1995         1994
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...  $   10.25    $    9.84    $    9.65    $    9.54    $   10.23
Operating                                                    ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net ...............        .49          .50          .52          .52          .51
                     Realized and unrealized gain (loss)
                     on investments--net ..................        .29          .41          .19          .11         (.65)
                                                             ---------    ---------    ---------    ---------    ---------
                     Total from investment operations .....        .78          .91          .71          .63         (.14)
                                                             ---------    ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                       Investment income--net .............       (.49)        (.50)        (.52)        (.52)        (.51)
                       In excess of realized gain on
                       investments--net ...................         --           --           --           --         (.04)
                                                             ---------    ---------    ---------    ---------    ---------
                     Total dividends and distributions ....       (.49)        (.50)        (.52)        (.52)        (.55)
                                                             ---------    ---------    ---------    ---------    ---------
                     Net asset value, end of year .........  $   10.54    $   10.25    $    9.84    $    9.65    $    9.54
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...       7.79%        9.50%        7.44%        6.94%       (1.44%)
Return:*                                                     =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .......        .81%         .63%         .49%         .47%         .33%
Net Assets:                                                  =========    =========    =========    =========    =========
                     Expenses .............................        .82%         .89%         .85%         .87%         .96%
                                                             =========    =========    =========    =========    =========
                     Investment income--net ...............       4.74%        5.03%        5.20%        5.53%        5.16%
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)  $  12,520    $  12,438    $  14,183    $  14,204    $  15,946
Data:                                                        =========    =========    =========    =========    =========
                     Portfolio turnover ...................      82.91%       67.28%       87.77%       61.53%       93.04%
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales loads.

                  See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

Financial Highlights (continued)

                                                                                        Class B
The following per share data and ratios have been derived    -------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended August 31,
                                                             -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         1998         1997        1996          1995         1994
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...  $   10.25    $    9.84    $    9.65    $    9.54    $   10.23
Operating                                                    ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net ...............        .44          .45          .47          .48          .46
                     Realized and unrealized gain (loss) on
                     investments--net .....................        .30          .41          .19          .11         (.65)
                                                             ---------    ---------    ---------    ---------    ---------
                     Total from investment operations .....        .74          .86          .66          .59         (.19)
                                                             ---------    ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                       Investment income--net .............       (.44)        (.45)        (.47)        (.48)        (.46)
                       In excess of realized gain on
                       investments--net ...................        --            --           --           --         (.04)
                                                             ---------    ---------    ---------    ---------    ---------
                     Total dividends and distributions ....       (.44)        (.45)        (.47)        (.48)        (.50)
                                                             ---------    ---------    ---------    ---------    ---------
                     Net asset value, end of year .........  $   10.55    $   10.25    $    9.84    $    9.65    $    9.54
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...       7.35%        8.95%        6.89%        6.38%       (1.93%)
Return:*                                                     =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .......       1.31%        1.14%         .99%         .97%         .83%
Net Assets:                                                  =========    =========    =========    =========    =========
                     Expenses .............................       1.32%        1.39%        1.36%        1.38%        1.48%
                                                             =========    =========    =========    =========    =========
                     Investment income--net ...............       4.24%        4.52%        4.69%        5.02%        4.67%
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)  $  66,805    $  69,320    $  73,292    $  71,670    $  74,982
Data:                                                        =========    =========    =========    =========    =========
                     Portfolio turnover ...................      82.91%       67.28%       87.77%       61.53%       93.04%
                                                             =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales loads.

                  See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

Financial Highlights (continued)

                                                                                              Class C
                                                                           --------------------------------------------
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                        For the Year Ended July 31,      1994+ to
                                                                           --------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                                      1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...............  $  10.24    $   9.84    $   9.64    $   9.19
Operating                                                                  --------    --------    --------    --------
Performance:         Investment income--net .............................       .43         .44         .46         .39
                     Realized and unrealized gain on investments--net ...       .30         .40         .20         .45
                                                                           --------    --------    --------    --------
                     Total from investment operations ...................       .73         .84         .66         .84
                                                                           --------    --------    --------    --------
                     Less dividends from investment income--net .........      (.43)       (.44)       (.46)       (.39)
                                                                           --------    --------    --------    --------
                     Net asset value, end of period .....................  $  10.54    $  10.24    $   9.84    $   9.64
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .................      7.25%       8.74%       6.90%       9.38%++
Return:**                                                                  ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .....................      1.42%       1.24%       1.10%       1.09%*
Net Assets:                                                                ========    ========    ========    ========
                     Expenses ...........................................      1.42%       1.49%       1.46%       1.49%*
                                                                           ========    ========    ========    ========
                     Investment income--net .............................      4.13%       4.42%       4.59%       4.76%*
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...........  $  4,537    $  5,361    $  4,901    $  1,778
Data:                                                                      ========    ========    ========    ========
                     Portfolio turnover .................................     82.91%      67.28%      87.77%      61.53%
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     Commencement of operations.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                              Class D
                                                                           --------------------------------------------
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                        For the Year Ended July 31,      1994+ to
                                                                           --------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                                      1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...............  $  10.26    $   9.85    $   9.65    $   9.19
Operating                                                                  --------    --------    --------    --------
Performance:         Investment income--net .............................       .48         .49         .51         .44
                     Realized and unrealized gain on investments--net ...       .29         .41         .20         .46
                                                                           --------    --------    --------    --------
                     Total from investment operations ...................       .77         .90         .71         .90
                                                                           --------    --------    --------    --------
                     Less dividends from investment income--net .........      (.48)       (.49)       (.51)       (.44)
                                                                           --------    --------    --------    --------
                     Net asset value, end of period .....................  $  10.55    $  10.26    $   9.85    $   9.65
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .................      7.68%       9.39%       7.44%       9.99%++
Return:**                                                                  ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .....................       .91%        .74%        .59%        .57%*
Net Assets:                                                                ========    ========    ========    ========
                     Expenses ...........................................       .92%        .98%        .95%        .97%*
                                                                           ========    ========    ========    ========
                     Investment income--net .............................      4.63%       4.92%       5.09%       5.33%*
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...........  $ 10,124    $  4,939    $  4,304    $  1,845
Data:                                                                      ========    ========    ========    ========
                     Portfolio turnover .................................     82.91%      67.28%      87.77%      61.53%
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     Commencement of operations.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended August 31, 1998, FAM earned fees of $502,296, of which $6,357 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                               Account           Distribution
                                           Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ...............................         0.25%               0.25%
Class C ...............................         0.25%               0.35%
Class D ...............................         0.10%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                               MLFD               MLPF&S
--------------------------------------------------------------------------------
Class A ...............................       $   46              $  567
Class D ...............................       $1,083              $8,718
--------------------------------------------------------------------------------

For the year ended August 31, 1998, MLPF&S received contingent deferred sales charges of $93,829 and $8,328 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1998 were $72,543,892 and $75,751,387, respectively.

Net realized gains (losses) for the year ended August 31, 1998 and net unrealized gains as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                            Realized         Unrealized
                                          Gains (Losses)        Gains
--------------------------------------------------------------------------------
Long-term investments .................     $1,897,613       $5,475,992
Short-term investments ................            (25)              --
Financial futures contracts ...........         49,201               --
                                            ----------       ----------
Total .................................     $1,946,789       $5,475,992
                                            ==========       ==========
--------------------------------------------------------------------------------

As of August 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,475,992, all of which is related to appreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $89,795,561.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $633,889 and $8,506,453 for the years ended August 31, 1998 and August 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended August 31, 1998                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..................................      138,525       $   1,443,428
Shares issued to shareholders
in reinvestment of dividends .................       22,421             233,084
                                                 ----------       -------------
Total issued .................................      160,946           1,676,512
Shares redeemed ..............................     (187,174)         (1,944,039)
                                                 ----------       -------------
Net decrease .................................      (26,228)      $    (267,527)
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended August 31, 1997                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..................................      167,842       $   1,721,861
Shares issued to shareholders
in reinvestment of dividends .................       26,473             266,230
                                                 ----------       -------------
Total issued .................................      194,315           1,988,091
Shares redeemed ..............................     (422,075)         (4,313,656)
                                                 ----------       -------------
Net decrease .................................     (227,760)      $  (2,325,565)
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended August 31, 1998                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..................................      828,509       $   8,616,719
Shares issued to shareholders
in reinvestment of dividends .................      111,086           1,155,080
                                                 ----------       -------------
Total issued .................................      939,595           9,771,799
Automatic conversion of
shares .......................................      (20,589)           (213,856)
Shares redeemed ..............................   (1,347,479)         13,984,484)
                                                 ----------       -------------
Net decrease .................................     (428,473)      $  (4,426,541)
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended August 31, 1997                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..................................      925,806       $   9,285,667
Shares issued to shareholders
in reinvestment of dividends .................      132,283           1,330,133
                                                 ----------       -------------
Total issued .................................    1,058,089          10,615,800
Automatic conversion of
shares .......................................      (30,435)           (307,865)
Shares redeemed ..............................   (1,712,394)        (17,203,405)
                                                 ----------       -------------
Net decrease .................................     (684,740)      $  (6,895,470)
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended August 31, 1998                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..................................      179,790       $   1,869,542
Shares issued to shareholders
in reinvestment of dividends .................        9,562              99,409
                                                 ----------       -------------
Total issued .................................      189,352           1,968,951
Shares redeemed ..............................     (282,275)         (2,922,823)
                                                 ----------       -------------
Net decrease .................................      (92,923)      $    (953,872)
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended August 31, 1997                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..................................      252,747       $   2,537,534
Shares issued to shareholders
in reinvestment of dividends .................       14,024             140,882
                                                 ----------       -------------
Total issued .................................      266,771           2,678,416
Shares redeemed ..............................     (241,739)         (2,416,566)
                                                 ----------       -------------
Net increase .................................       25,032       $     261,850
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended August 31, 1998                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..................................      507,308       $   5,320,115
Automatic conversion of
shares .......................................       20,583             213,856
Shares issued to shareholders
in reinvestment of dividends .................       19,926             207,485
                                                 ----------       -------------
Total issued .................................      547,817           5,741,456
Shares redeemed ..............................      (69,842)           (727,405)
                                                 ----------       -------------
Net increase .................................      477,975       $   5,014,051
                                                 ==========       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended August 31, 1997                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..................................       59,711       $     601,386
Automatic conversion of
shares .......................................       30,417             307,865
Shares issued to shareholders
in reinvestment of dividends .................       15,575             156,681
                                                 ----------       -------------
Total issued .................................      105,703           1,065,932
Shares redeemed ..............................      (61,225)           (613,200)
                                                 ----------       -------------
Net increase .................................       44,478       $     452,732
                                                 ==========       =============
-------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At August 31, 1998, the Fund had a net capital loss carryforward of approximately $677,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1998

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch California Insured Municipal Bond Fund during its taxable year ended August 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
California Insured
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16575--8/98

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